UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 10, 2004

REEF GLOBAL ENERGY VENTURES

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-93399	To be applied for
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 North Central Expressway, Suite 300 Richardson, Texas		75080
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code: (972) 437-6792

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

Pursuant to Rule 424(b)(3) under the Securities Act of 1933, on November 15, 2004, Reef Global Energy Ventures filed a supplement to its January 10, 2002 prospectus.  The prospectus supplement contained the audited financial statements of Reef Partners LLC at and for the years ended December 31, 2003 and 2002, together with the report of Ernst & Young LLP, independent registered public accounting firm, dated August 20, 2004.  Ernst & Young LLP consented to the use of the report, and to the reference to Ernst & Young LLP in the prospectus supplement under the caption “Experts,” in a letter dated November 10, 2004, appended as Exhibit 23.1 to this report.

Item 9.01.        Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REEF GLOBAL ENERGY VENTURES
By: Reef Partners LLC, Managing Member

Date: November 15, 2004	By:	/s/ Michael J. Mauceli
Michael J. Mauceli
Manager and Member

Exhibit Index

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP